UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2005

                               EQUITY RESIDENTIAL
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                        1-12252               13-3675988
  (State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation or organization)         File Number)       Identification No.)

    Two North Riverside Plaza, Suite 400
             Chicago, Illinois                             60606
  (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (312) 474-1300

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

         On April 25, 2005, Equity Residential (the "Company") entered into a Second Amendment to the Amended and Restated Compensation Agreement (the "Second Amendment") with Samuel Zell, age 63, Chairman of the Board of Trustees of the Company. The Second Amendment increases the age - from 62 to 70 - after which Mr. Zell may retire from the Board and receive accelerated vesting on the restricted shares and unvested options awarded to him under his compensation agreement. On April 25, 2005, the Company also made a conforming change to its 2002 Share Incentive Plan and its predecessor plan (the "Plan Amendment").

         Pursuant to the terms of the Company's 2002 Share Incentive Plan (the "Share Incentive Plan") and Mr. Zell's Amended and Restated Compensation Agreement dated March 5, 2003 (the "Compensation Agreement"), if Mr. Zell retired, he would be entitled to accelerated vesting on all restricted shares and options awarded pursuant to his Compensation Agreement. Mr. Zell has no present intention of resigning from the Board, but recognizes that the retirement age specified in his Compensation Agreement may appear to diminish his financial incentives for continued service on the Company's Board.

         Accordingly, the Company and Mr. Zell have amended the Compensation Agreement and the Company has amended the Share Incentive Plan to increase the age from 62 to 70 after which he may voluntarily resign and receive accelerated vesting of his restricted shares and unvested options.

Item 2.02. Results of Operations and Financial Condition.

         On April 26, 2005, Equity Residential issued a press release announcing its results of operations and financial condition as of March 31, 2005 and for the quarter then ended. The press release is attached hereto as Exhibit 99.1. The information contained in this Section 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential under the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.

  Exhibit
  Number                                   Exhibit
-----------   ------------------------------------------------------------------

   99.1 Press Release dated April 26, 2005, announcing the results of operations and financial condition of Equity Residential as of March 31, 2005 and for the quarter then ended.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        EQUITY RESIDENTIAL

Date: April 26, 2005    By:   /s/ Mark L. Wetzel
                              --------------------------------------------------

                        Name: Mark L. Wetzel
                              --------------------------------------------------

                        Its:  Senior Vice President and Chief Accounting Officer
                              --------------------------------------------------


Date: April 26, 2005    By:   /s/ Bruce C. Strohm
                              --------------------------------------------------

                        Name: Bruce C. Strohm
                              --------------------------------------------------

                        Its: Executive Vice President, General Counsel and Secretary
                              --------------------------------------------------




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